UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 20, 2021

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition

On July 20, 2021, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Daylight Time, to discuss results of operations for the quarter ended June 30, 2021. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.
During the conference call, management referred to non-Generally Accepted Accounting Principles ("US GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-US GAAP financial measures referred to during the conference call and the most directly comparable US GAAP-based financial measures.
NON-US GAAP FINANCIAL MEASURES (Unaudited)
The following non-US GAAP financial measures used by Peoples provide information useful to investors in understanding Peoples' operating performance and trends, and facilitate comparisons with the performance of Peoples' peers. Peoples also uses the non-US GAAP financial measures for calculating incentive compensation. The following tables summarize the non-US GAAP financial measures derived from amounts reported in Peoples' consolidated financial statements:

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands)	2021	2021	2020	2021	2020

Core non-interest expense:
Total non-interest expense	$39,899	$37,987	$31,805	$77,886	$66,130
Less: acquisition-related expenses	2,253	1,911	47	4,164	77
Less: pension settlement charges	—	—	151	—	519
Less: severance expenses	14	49	79	63	92
Less: COVID-19-related expenses	210	292	918	502	1,058
Less: Peoples Bank Foundation, Inc. contribution	—	500	—	500	—
Core non-interest expense	$37,422	$35,235	$30,610	$72,657	$64,384

Operating expense for acquired divisions:
North Star	$2,104	$—	$—	$2,104	$—
Premium Finance	$661	$950	$—	$1,611	$—

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands)	2021	2021	2020	2021	2020

Efficiency ratio:
Total non-interest expense	39,899	$37,987	31,805	77,886	66,130
Less: amortization of other intangible assets	1,368	620	728	1,988	1,457
Adjusted non-interest expense	$38,531	$37,367	$31,077	$75,898	$64,673

Total non-interest income	$15,821	$16,903	$14,664	$32,724	$30,401
Less: net gain on investment securities	—	—	62	—	381
Add: net loss on investment securities	(202)	(336)	—	(538)	—
Add: net loss on asset disposals and other transactions	(124)	(27)	(122)	(151)	(209)
Total non-interest income, excluding net gains and losses	$16,147	$17,266	$14,724	$33,413	$30,229

Net interest income	$39,660	$35,578	$34,860	$75,238	$69,496
Add: fully tax-equivalent adjustment (a)	324	257	269	578	541
Net interest income on a fully tax-equivalent basis	$39,984	$35,835	$35,129	$75,816	$70,037

Adjusted revenue	$56,131	$53,101	$49,853	$109,229	$100,266

Efficiency ratio	68.64%	70.37%	62.34%	69.49%	64.50%

Efficiency ratio adjusted for non-core items:
Core non-interest expense	$37,422	$35,235	$30,610	$72,657	$64,384
Less: amortization of other intangible assets	1,368	620	728	1,988	1,457
Adjusted core non-interest expense	$36,054	$34,615	$29,882	$70,669	$62,927

Adjusted revenue	$56,131	$53,101	$49,853	$109,229	$100,266

Efficiency ratio adjusted for non-core items	64.23%	65.19%	59.94%	64.70%	62.76%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

(Dollars in thousands, except per share data)	June 30,	March 31,	December 31,	September 30,	June 30,
	2021	2021	2020	2020	2020

Tangible equity:
Total stockholders' equity	$585,505	$578,893	$575,673	$566,856	$569,177
Less: goodwill and other intangible assets	221,576	184,007	184,597	185,397	176,625
Tangible equity	$363,929	$394,886	$391,076	$381,459	$392,552

Tangible assets:
Total assets	$5,067,634	$5,143,052	$4,760,764	$4,911,807	$4,985,819
Less: goodwill and other intangible assets	221,576	184,007	184,597	185,397	176,625
Tangible assets	$4,846,058	$4,959,045	$4,576,167	$4,726,410	$4,809,194

Tangible book value per common share:
Tangible equity	$363,929	$394,886	$391,076	$381,459	$392,552
Common shares outstanding	19,660,877	19,629,633	19,563,979	19,721,783	19,925,083

Tangible book value per common share	$18.51	$20.12	$19.99	$19.34	$19.70

Tangible equity to tangible assets ratio:
Tangible equity	$363,929	$394,886	$391,076	$381,459	$392,552
Tangible assets	$4,846,058	$4,959,045	$4,576,167	$4,726,410	$4,809,194

Tangible equity to tangible assets	7.51%	7.96%	8.55%	8.07%	8.16%

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands, except per share data)	2021	2021	2020	2021	2020

Pre-provision net revenue:
Income before income taxes	$12,494	$19,243	$5,885	$31,737	$4,964
Add: provision for credit losses	3,088	—	11,834	—	28,803
Add: loss on OREO	—	—	—	—	17
Add: loss on investment securities	202	336	—	538	—
Add: loss on other assets	132	27	145	159	215
Less: recovery of credit losses	—	4,749	—	1,661	—
Less: gain on OREO	8	—	1	8	1
Less: gain on investment securities	—	—	62	—	381
Less: gain on other assets	—	—	22	—	22
Pre-provision net revenue	$15,908	$14,857	$17,779	$30,765	$33,595
Total average assets	$5,183,146	$4,912,076	$4,828,016	$5,048,360	$4,604,821

Pre-provision net revenue to total average assets (annualized)	1.23%	1.23%	1.48%	1.23%	1.47%

Weighted-average common shares outstanding – diluted	19,461,934	19,436,311	19,858,880	19,448,544	20,183,222
Pre-provision net revenue per common share – diluted	$0.81	$0.76	$0.89	$1.63	$1.66

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands)	2021	2021	2020	2021	2020

Annualized net income adjusted for non-core items:
Net income	$10,103	$15,463	$4,749	$25,566	$3,984
Add: net loss on investment securities	202	336	—	538	—
Less: tax effect of loss on investment securities (a)	42	71	—	113	—
Less: net gain on investment securities	—	—	62	—	381
Add: tax effect of net gain on investment securities (a)	—	—	13	—	80
Add: net loss on asset disposals and other transactions	124	27	122	151	209
Less: tax effect of net loss on asset disposals and other transactions (a)	26	6	26	32	44
Add: acquisition-related costs (b)	5,673	1,911	47	7,584	77
Less: tax effect of acquisition-related costs (a)	1,191	401	10	1,593	16
Add: pension settlement charges	—	—	151	—	519
Less: tax effect of pension settlement charges (a)	—	—	32	—	109
Add: severance expenses	14	49	79	63	92
Less: tax effect of severance expenses (a)	3	10	17	13	20
Add: COVID-19-related expenses	210	292	918	502	1,058
Less: tax effect of COVID-19-related expenses (a)	44	61	193	105	222
Add: Peoples Bank Foundation, Inc. contribution	—	500	—	500	—
Less: tax effect of Peoples Bank Foundation, Inc. contribution	—	105	—	105	—
Net income adjusted for non-core items (after tax)	$15,020	$17,924	$5,739	$32,943	$5,227

Days in the period	91	90	91	181	182
Days in the year	365	365	366	365	366
Annualized net income	$40,523	$62,711	$19,100	$51,556	$8,012
Annualized net income adjusted for non-core items (after tax)	$60,245	$72,692	$23,082	$66,432	$10,511
Return on average assets:
Annualized net income	$40,523	$62,711	$19,100	$51,556	$8,012
Total average assets	$5,183,146	$4,912,076	$4,828,016	$5,048,360	$4,604,821
Return on average assets	0.78%	1.28%	0.40%	1.02%	0.17%
Return on average assets adjusted for non-core items:
Annualized net income adjusted for non-core items (after tax)	$60,245	$72,692	$23,082	$66,432	$10,511
Total average assets	$5,183,146	$4,912,076	$4,828,016	$5,048,360	$4,604,821
Return on average assets adjusted for non-core items	1.16%	1.48%	0.48%	1.32%	0.23%

(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.
(b) Acquisition-related costs include the establishment of the allowance for credit losses (and related provision for credit losses) associated with NSL at acquisition date.

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	Three Months Ended			At or For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands)	2021	2021	2020	2021	2020

Annualized net income excluding amortization of other intangible assets:
Net income	$10,103	$15,463	$4,749	$25,566	$3,984
Add: amortization of other intangible assets	1,368	620	728	1,988	1,457
Less: tax effect of amortization of other intangible assets (a)	287	130	153	417	306
Net income excluding amortization of other intangible assets (after tax)	$11,184	$15,953	$5,324	$27,137	$5,135

Days in the period	91	90	91	181	182
Days in the year	365	365	366	365	366
Annualized net income	$40,523	$62,711	$19,100	$51,556	$8,012
Annualized net income excluding amortization of other intangible assets (after tax)	$44,859	$64,698	$21,413	$54,724	$10,326

Average tangible equity:
Total average stockholders' equity	$581,831	$577,588	$572,141	$579,721	$584,193
Less: average goodwill and other intangible assets	222,553	184,253	177,012	203,509	177,498
Average tangible equity	$359,278	$393,335	$395,129	$376,212	$406,695

Return on average stockholders' equity ratio:
Annualized net income	$40,523	$62,711	$19,100	$51,556	$8,012
Average stockholders' equity	$581,831	$577,588	$572,141	$579,721	$584,193

Return on average stockholders' equity	6.96%	10.86%	3.34%	8.89%	1.37%

Return on average tangible equity ratio:
Annualized net income excluding amortization of other intangible assets (after tax)	$44,859	$64,698	$21,413	$54,724	$10,326
Average tangible equity	$359,278	$393,335	$395,129	$376,212	$406,695

Return on average tangible equity	12.49%	16.45%	5.42%	14.55%	2.54%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

Item 9.01.     Financial Statements and Exhibits
a) - c)
Not applicable.
d) Exhibits
See Index to Exhibits which follows:

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Transcript of conference call conducted by management of Peoples Bancorp Inc. on July 20, 2021 to discuss results of operations for the quarter ended June 30, 2021
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)
* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules or exhibits will be furnished supplementally to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	July 23, 2021	By:/s/	KATIE BAILEY
Katie Bailey

Executive Vice President, Chief Financial Officer and Treasurer